OMB APPROVAL
OMB Number: 3235-0060 Expires: April 30, 2009 Estimated average burden Hours per response 5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33814	26-0971890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 150-A Houston, Texas 77042	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                (713) 954-3665

11622 Monica Street, Houston, Texas 77024
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

196187.1

Item 8.01. Other Events

Tremisis Energy Acquisition Corporation II (“Company”) has determined to move the monies held in its trust account into the Dreyfus Tax Exempt Cash Management – Institutional Shares fund effective January 7, 2009.  Such monies will still remain on deposit with Bank of New York.  Any future changes in the investment of such monies will be reported by the Company in its periodic reports filed with the Securities and Exchange Commission.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2008		TREMISIS ENERGY ACQUISITION CORPORATION II

	By:	/s/ Ronald D. Ormand
Ronald D. Ormand
President